Non-controlling Interest	12 Months Ended
Dec. 31, 2014
Non-controlling Interest
Non-controlling Interest

17. Non-controlling Interest

        NCI consists of Market Auction Preferred Stock ("MAPS") securities issued by ILFC. The MAPS are not convertible, and have a liquidation value of $100,000 per share, with 500 shares issued and outstanding for each of the MAPS Series A and B securities. The dividend rate, other than the initial rate, for each dividend period for each series is to be reset approximately every seven weeks (49 days) on the basis of orders placed in an auction, provided such auctions are able to occur. At December 31, 2014, the dividend rate for both Series A MAPS and Series B MAPS was 0.333%. MAPS fair values were estimated using discounted cash flow analysis based on estimated market yield for similar instruments.